UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 19, 2025

reAlpha Tech Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41839	86-3425507
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6515 Longshore Loop, Suite 100, Dublin, OH 43017

(Address of principal executive offices and zip code)

(707) 732-5742

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AIRE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On December 19, 2025, reAlpha Tech Corp. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with InstaMortgage Inc., a California corporation (“InstaMortgage”), reAlpha Merger Sub I, Inc., a Delaware corporation and a newly formed wholly-owned subsidiary of the Company (the “Merger Sub”) and Shashank Shekhar (“Shekhar”) and Ankur Dhingra (“Dhingra” and together with Shekhar, the “Stockholders” and each a “Stockholder”).

The Merger Agreement provides that, among other things and on the terms and subject to the satisfaction or waiver of the closing conditions and other conditions set forth therein, Merger Sub will merge with and into InstaMortgage (the “Merger”) at the effective time of the Merger (the “Effective Time”), with InstaMortgage surviving the Merger as a wholly-owned subsidiary of the Company.

Further, at the Effective Time, by virtue of the Merger and without any action on the part of Purchaser, Merger Sub, the Company or the Stockholders, all shares of InstaMortgage common stock, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time, shall be cancelled and extinguished and convert automatically into the right to receive a portion of the Aggregate Merger Consideration (as defined below) at the Effective Time.

Merger Consideration

Pursuant to the terms and conditions of the Merger Agreement, the Company agreed to pay the Stockholders an aggregate amount of $8,500,000, subject to certain closing adjustments (the “Aggregate Merger Consideration”), consisting of: (i) $500,000 in cash to be paid on the Closing Date (as defined in the Merger Agreement) less any applicable withholding tax payable by the Stockholders in accordance with the terms of the Merger Agreement; (ii) $1,500,000 in shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), to be issued on the Closing Date and valued based on the volume weighted average price (“VWAP”) of the Common Stock as reported on the Nasdaq Stock Market LLC (the “Nasdaq”) or such other trading market, as applicable, for the ten (10) consecutive Trading Day (as defined in the Merger Agreement) period ending on and including the Trading Day that is one (1) Trading Day prior to the date of the Merger Agreement (the “Closing Payment Purchaser Stock”); and (iii) $6,500,000 payable in bi-annual payments over three (3) years following the Closing Date, either in cash or shares of Common Stock (the “Additional Payment Purchaser Stock,” and together with the Closing Payment Purchaser Stock, the ”Purchaser Payment Stock”), at the Company’s sole discretion, with such Additional Payment Purchaser Stock, if any, valued based on the VWAP of the Common Stock as reported on Nasdaq or such other trading market, as applicable, for the ten (10) consecutive Trading Days ending on the date immediately prior to the date on which such issuance is to be made (such payments, the “Additional Payments”).

The shares of Common Stock issuable pursuant to the Merger Agreement, which includes any Additional Payment Purchaser Stock issuable thereunder, will be subject to a restrictive period of six (6) months following their respective issuance dates, during which period each Stockholder will not be able to dispose, assign, sell and/or transfer such shares. The aggregate amount of shares of Common Stock issuable under the Merger Agreement and the transactions contemplated thereby, for purposes of complying with Nasdaq Listing Rule 5635, may in no case (x) exceed 19.99% of the Company’s issued and outstanding shares of Common Stock immediately prior to the consummation of the Merger Agreement and the transactions contemplated thereby or (y) cause a Stockholder to be the beneficial owner of an amount exceeding 4.99% of the Company’s issued and outstanding shares of common stock immediately prior to the consummation of the Merger Agreement and the transactions contemplated thereby (each, a “Cap Amount”), without stockholder approval of any shares exceeding such amount or a waiver from Nasdaq. In the event the shares of Common Stock issuable pursuant to the Merger Agreement and the transactions contemplated thereby exceed the Cap Amount, the Company will pay the Stockholders cash in lieu of such excess shares of Common Stock, based on a formula set forth in the Merger Agreement.

Conditions to the Closing

Under the terms of the Merger Agreement, the completion of the Merger is subject to the satisfaction or waiver of certain customary closing conditions, including, among others: (i) the accuracy of the parties’ respective representations and warranties in the Merger Agreement, subject to specified materiality qualifications; (ii) compliance by the parties with their respective covenants in the Merger Agreement in all material respects; (iii) the absence of a Material Adverse Effect (as defined in the Merger Agreement) with respect to InstaMortgage or the Company on or after the date of the Merger Agreement and continuing as of immediately prior to the Effective Time; (iv) delivery by each party of the closing deliverables; and (v) receipt of the Regulatory Approvals (as defined in the Merger Agreement), in each case subject to certain limitations further described in the Merger Agreement.

The Merger Agreement and the consummation of the transactions contemplated thereby have been unanimously approved by the board of directors of the Company, subject to its terms and conditions.

Representations and Warranties

The Merger Agreement contains customary representations, warranties and covenants made by each of the parties thereto relating to, among others, the following as applicable to each party: (i) their respective business, (ii) financial statements, (iii) capitalization, (iv) compliance with applicable law, (v) the exercise of commercially reasonable efforts to obtain Regulatory Approvals and consents of third parties, (vi) covenants regarding the conduct of the parties’ business from the date of the Merger Agreement to the Closing Date, (vii) taxes, and (viii) undisclosed liabilities, in each case customary for transactions of this type and generally subject to customary materiality and knowledge qualifiers.

Termination Rights

The Merger Agreement contains termination rights for each of the Company and InstaMortgage, including that either party may terminate the Merger Agreement (a) by the mutual written consent of both parties; (b) if, subject to certain limitations set forth in the Merger Agreement, the Merger has not closed by the date that is four (4) months after the date of the Merger Agreement (as such date may be extended in accordance with the terms of the Merger Agreement); (c) in the event of a material uncured breach by the other party of its representations, warranties, covenants or other agreements under the Merger Agreement; and (d) in the event of a final and non-appealable law or order prohibiting the Merger.

Important Statement Regarding the Merger Agreement.

The Merger Agreement contains representations and warranties of the parties thereto, in each case generally subject to customary materiality and knowledge qualifiers and customary for transactions of this type. The Merger Agreement is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its respective subsidiaries or affiliates. Information concerning the subject matter of representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Merger Agreement included in this Current Report on Form 8-K (this “Form 8-K”) should not be read alone, but should instead be read in conjunction with the other information regarding the Company that is or will be contained in, or incorporated by reference into, the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents that the Company filed, or will file from time to time, with the Securities and Exchange Commission (the “SEC”).

The foregoing description of the Merger Agreement and the transactions contemplated thereby, including the Merger, in this Form 8-K is only a summary and does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information included in Item 1.01 of this Form 8-K is incorporated by reference into this Item 3.02 to the extent required.

The Purchaser Payment Stock issuable pursuant to the Merger Agreement, when and if issued, will be issued pursuant to an exemption from registration provided by Section 4(a)(2) and/or Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), because such issuances will not involve a public offering, each of the recipients will take the Purchaser Payment Shares for investment and not resale, the Company will take appropriate measures to restrict transfer of the Purchaser Payment Stock, and each recipient is a sophisticated investor. The Purchaser Payment Stock will be subject to transfer restrictions, and the book-entry records evidencing the Purchaser Payment Stock will contain an appropriate legend stating that such securities will not be registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom.

Item 7.01. Regulation FD Disclosure.

On December 22, 2025, the Company issued a press release announcing the entry into the Merger Agreement. A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K.

The information in this Item 7.01 of this Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

The Company is also supplementing the risk factors previously disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as amended, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2025, June 30, 2025, as amended, and September 30, 2025, and other filings made with the SEC, with the risk factors relating to the Merger Agreement, and the transactions described therein, filed as Exhibit 99.2 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1*+	Agreement and Plan of Merger, dated as of December 19, 2025, among reAlpha Tech Corp., InstaMortgage Inc., reAlpha Merger Sub I, Inc. and the Stockholders.
99.1*	Press Release, dated December 22, 2025.
99.2*	Risk Factors Relating to the Proposed Merger with InstaMortgage
104*	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.

**	Furnished herewith.

+	Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

Forward-Looking Statements

This Form 8-K, including Exhibits 99.1 and 99.2, contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can generally be identified by the use of words such as “believe,” “expect,” “anticipate,” “intend,” “project,” “estimate,” “potential,” “plan,” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could.” These forward-looking statements include, but are not limited to, statements related to the expected benefits of the proposed transaction; the expected timeline; and the ability to satisfy all closing conditions. Forward-looking statements inherently involve many risks and uncertainties that could cause actual results to differ materially from those projected in these statements, including statements about the consummation of the proposed transaction and the anticipated benefits thereof. Where, in any forward-looking statement, the Company expresses an expectation or belief as to future results or events, it is based on current plans and expectations, expressed in good faith and believed to have a reasonable basis. However, the Company cannot give any assurance that any such expectation or belief will result or will be achieved or accomplished.

Important risk factors that may cause such a difference include, but are not limited to: the Company and InstaMortgage’s ability to consummate the proposed transaction on the expected timeline or at all; InstaMortgage’s ability to obtain the necessary Regulatory Approval in a timely manner and the risk that such approvals are not obtained or is obtained subject to conditions that are not anticipated; the risk that a condition of closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction might otherwise not occur; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement; the diversion of management time on transaction-related issues; risks related to disruption from the proposed transaction, including disruption of management time from current plans and ongoing business operations due to the proposed transaction and integration matters; unexpected costs, charges or expenses resulting from the proposed transaction; potential litigation relating to the proposed transaction that could be instituted against the parties to the Merger Agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto; the ability of the Company to achieve the synergies and other anticipated benefits expected from the proposed transaction or such synergies and other anticipated benefits taking longer to realize than anticipated; the Company’s ability to integrate InstaMortgage’s business promptly and effectively; anticipated tax treatment, unforeseen liabilities, future capital expenditures, economic performance, future prospects and business and management strategies for the management, expansion and growth of the Company’s operations; and such other factors as are set forth in the periodic reports filed by the Company with the SEC, including but not limited to those described under the heading “Risk Factors” in its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and any other filings made with the SEC from time to time, which are available via the SEC’s website at http://www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove to be incorrect, actual results may vary materially from those indicated or anticipated by these forward-looking statements. Therefore, you should not rely on any of these forward-looking statements.

The forward-looking statements included in this Form 8-K are made only as of the date of this Form 8-K, and except as otherwise required by applicable securities law, the Company assumes no obligation, nor does the Company intend to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2025	reAlpha Tech Corp.

	By:	/s/ Michael J. Logozzo
Michael J. Logozzo
Chief Executive Officer